Exhibit 99.3

FIRST QUARTER FIXED INCOME PRESENTATION APRIL 20, 2005

Earnings Per Share Net Income $ 0.60 $(0.34) Continuing Ops. -- Excl. Special Items 0.62 (0.33) After-Tax Profits (Mils.) Net Income $1,212 $(740) Continuing Ops. -- Excl. Special Items 1,260 (707) Memo: Tax Rate 21.1% (8.1) Pts. Pre-Tax Profits (Mils.) Incl. Special Items $1,549 $(1,314) Excl. Special Items 1,655 (1,220) Revenue (Bils.) Total Sales and Revenue $45.1 $0.4 Automotive Sales 39.3 0.5 Vehicle Unit Sales (000) 1,716 (72) Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $22.9 $(3.6) Net of Total Debt 4.8 (2.3) Operating-Related Cash Flow*** 0.8 (1.6) TOTAL COMPANY FIRST QUARTER RESULTS 2005 O / (U) 2004 First Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix (page 7) for reconciliation to GAAP *** Before pension and long-term VEBA contributions and tax refunds; see Appendix (page 6) for calculation and Appendix (pages 7 and 8) for reconciliation to GAAP

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TOTAL COMPANY 2005 FINANCIAL MILESTONES* Americas North America $1.4 - $1.7 Worse South America 0.1 - 0.2 On Track Europe / P.A.G. Europe 0.1 - 0.2 Low End P.A.G. 0.3 - 0.6 Low End Asia Pacific and Africa / Mazda 0.1 - 0.2 On Track Total Automotive $1.5 - $2.0 Worse Financial Services 3.5 - 3.7 Better Total Company $5.0 - $5.7 Worse Milestones (Bils.) Full Year Outlook FULL YEAR EPS GUIDANCE: $1.25 - $1.50* * Excluding special items; see Appendix (page 4) for present estimate of anticipated full-year 2005 special items

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FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS - FIRST QUARTER Receivables (Bils.) On-Balance Sheet $127 $125 Securitized Off-Balance Sheet 46 40 Managed $173 $165 Charge-Offs (Mils.) On-Balance Sheet $315 $181 Managed 429 229 Loss-to-Receivables Ratio On-Balance Sheet 0.97% 0.56 % Managed - U.S. Retail and Lease 1.46 0.72 - Worldwide Total 0.98 0.55 Allow. for Credit Losses Worldwide Amount (Bils.) $2.8 $2.2 Pct. Of EOP Receivables 2.19% 1.74% Leverage (To 1) Financial Statement 11.6 11.4 Managed 12.8 13.0 Dividend (Bils.) $0.9 $0.5 2004 2005 Key Metrics* Net Income (Mils.) $688 $710 ROE 22.4% 24.6% 2003 2004 East 1047 1061 4Q 594 839 Pre-Tax Profits (Mils.) 1st Qtr. 2004 1st Qtr. 2005 $1,047 $1,061 First Quarter * See Appendix (pages 9-12) for calculation, definitions and reconciliation to GAAP $14

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FINANCIAL SERVICES SECTOR 2005 FORD CREDIT PRE-TAX PROFIT COMPARED WITH 2004 First Quarter (Bils.) Financing Margin Lease Residual Volume 2005 Other 2004 Credit Loss 2004 2005 Volume Financing Credit Lease Other East 1.1 1.1 -0.1 -0.1 0.2 0 0 $1.1 $1.1 $0 $0 $0 $0.2 $(0.1) $(0.1)

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Q104 Q204 Q304 Q404 Q105 Worldwide Managed 0.0097 0.0085 0.0094 0.0107 0.0055 Worldwide Owned 0.0098 0.0091 0.0104 0.0116 0.0056 Managed Reserves as Pct. Of EOP Receivables Q104 Q204 Q304 Q404 Q105 Ford Credit U.S. Managed LTR 0.0146 0.0112 0.0132 0.0163 0.0072 Ford Credit U.S. Owned 0.0129 0.0108 0.0129 0.0159 0.0065 Managed Reserves as Pct. Of EOP Receivables CREDIT LOSS METRICS Managed Q104 Q204 Q304 Q404 Q105 Owned 315 292 334 386 181 Securitized 114 76 61 67 48 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet Q1 Q2 Q3 Q4 2004 Q1 Q1 Q2 Q3 Q4 2004 Ford Lincoln Mercury U.S. Retail & Lease Loss-to-Receivables Ratio (pct.) On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio (pct.) On-Balance Sheet Q1 $429 Q1 Q2 Q3 Q4 Q1 2005 $395 2004 $229 $453 2005 2005 $368

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Q104 Q204 Q304 Q404 Q105 Worldwide Owned 46 37 42 40 30 Q104 Q204 Q304 Q404 Q105 Worldwide Owned 3.24 2.72 3.09 3.04 2.41 CREDIT LOSS DRIVERS - FORD LINCOLN MERCURY U.S. RETAIL & LEASE* Over-60-Day Delinquencies Repossessions (000) Q104 Q204 Q304 Q404 Q105 Worldwide Owned 6750 6450 6450 6650 6250 Q1 Q2 Q3 Q4 Loss Severity Q1 2005 Q4 Q1 Q2 Q3 2004 Q1 * On a serviced basis Q1 Q2 Q3 Q4 Q1 Repo. Ratio 2004 2004 2005 2005 Memo: New Bankruptcy Filings (000) 23 23 20 19 18 1Q04 2Q04 3Q04 4Q04 1Q05 NON-BANKRUPT 0.0021 0.0015 0.0019 0.0015 0.0011

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Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 RR 24-Month 12 9 7 10 6 RR 36-Month 50 44 39 34 34 LEASE RESIDUAL PERFORMANCE - FORD LINCOLN MERCURY U.S. Lease Return Volume (000) Q4 Q1 Q1 Q2 Q3 2004 2005 Q1 Q2 Q3 Q4 Q1 36-Month 50 44 39 34 34 24-Month 12 9 7 10 6 62 53 46 44 40 Memo: Average 24 and 36 Month Return Rates (pct.) 66% 59% 59% 69% 65% 24- Month 36- Month Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 AV 24-Month 15200 15380 15530 15260 16010 AV 36-Month 12560 12740 12340 12090 13070 Auction Values (At Q1 2005 Mix) 36-Month 24-Month Q4 Q1 Q1 Q2 Q3 Memo: WW Net Investment in Operating Leases in (Bils.) $22.0 $21.6 $21.4 $21.9 $21.7 2004 2005

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PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating Service Ford Motor* BBB (high) Stable R-1 (low) Ford Credit BBB (high) Stable R-1 (low) Fitch Ratings BBB+ Negative F2 Moody's Investors Service Ford Motor Baa1** Negative N/A Ford Credit A3** Negative P-2 Standard & Poor's BBB- Negative A-3 *Short and long term ratings under review with negative implications **Long term rating under credit review for possible downgrade

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FORD CREDIT FUNDING STRUCTURE 2001 2003 2004 2005 33105 Equity 13 12.7 11 11 12 Term Debt/Other 132 129 120 100 111 Securitization 34 28 21 28 24 ABS CP 12 15 20 25 23 Commercial Paper 16 6 9 6 8 Overborrow -3 -16 -12.7 -13 -13 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $175 $160 $27-29 $129 $13 $11 Year End 2003 Year End 2004 March 31, 2005 $15 $28 Funding of Managed Receivables* (Bils.) Securitized Funding as Percentage of Managed Receivables 25% 24% 33-34% 29% 2005 Forecast $20 $120 $11 Term Asset-Backed Securities Term Debt and Other $13 Cash and Cash Equivalents $13 $6 $16 $24-26 $168 $165 $24 $111 $12 $13 *From continuing operations $100-105 $5-7 $21 $23 ~

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FORD CREDIT PUBLIC TERM FUNDING PLAN 2003 Actual (Bils.) 2004 Actual (Bils.) Transaction Type Forecast (Bils.) * YTD Actual through April 15, 2005 ** Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings YTD Actual * (Bils.) Memo: Prior Forecast (Bils.) Debt - Institutional $15 $ 7 $ 4 - 6 $ 3 $ 5 - 9 - Retail 4 5 2 - 4 1 5 - 6 Total Debt $19 $12 $ 6 - 10 $ 4 $10 - 15 Securitization** 11 6 10 - 15 8 10 - 15 Total $30 $18 $16 - 25 $12 $20 - 30 2005

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Unsecured CP Bank Lines FCAR Motown Conduits Total Back-up liquidity 8.2 0.8 14.2 8.5 31.7 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.8 0.8 17.5 10 9.7 13.1 64.9 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Notes Conduits Equivalents Utilization of Liquidity Unsecured Global and FCAR Motown Total CP Other Notes Bank Lines Liquidity exceeds utilization by $33 billion March 31, 2005 (Bils.) March 31, 2005 (Bils.) * * Includes $6.9 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Supported by a bank liquidity facility equal to at least 100% of the principal amount of FCAR and 5% of the principal amount of Motown Notes ** ** Motown Lines $0.5

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Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 57 67 84 106 125 Liabilities 19 28 41 60 104 LIQUIDITY PROFILE OF FORD CREDIT'S BALANCE SHEET Cumulative Maturities* - As of March 31, 2005 (Bils.) * Includes U.S., Europe, and Canada Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value

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FUNDING FLEXIBILITY - TOOL KIT Securitization Retail receivable transactions in U.S., Canada, Mexico, Australia, Japan, U.K., Germany, Italy and Spain Lease transactions in the U.S. and Canada Wholesale receivable transactions in the U.S., Spain and France Available Channels Revolving committed conduits Stand-alone conduits Asset-Backed Commercial Paper programs Private buy and hold investors Public underwritten transactions Whole-Loan Sales Utilized in U.S. since 2002 Unsecured Retail Debt - Underwritten Transactions Retail targeted ($25 par) offering

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AUTOMOTIVE DEBT MATURITIES 1 Yr. 1-5 Yrs. 6-10 Yrs. 11-15 Yrs. 16-20 Yrs. 21-25 Yrs. 26-30 Yrs. 31-50 Yrs. 50+ Yrs. 0.9765 1.8 0.5 0.5 0.2 2.7 9.3 1.668 0.5 Maturing Debt More Than 50 Years Maturity Profile- As of March 31, 2005 (Bils.) Less Than 1 Year 1-5 Years 11-15 Years 16-20 Years 31-50 Years Total Debt is $18.2 Billion Weighted Average Term to Maturity of Total Debt is 25 Years 6-10 Years 21-25 Years 26-30 Years $0.9 $0.5 $0.2 $2.8 $9.3* $1.7 $0.5 $1.8 $0.5 $3.2 * Includes $5 billion of convertible preferred securities

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FIRST QUARTER 2005 SUMMARY Ford Earnings per share of $0.62 from continuing operations, excluding special items, and net income of $0.60 per share All Automotive Operations profitable except for P.A.G. North American environment became more challenging Continued strong automotive liquidity Ford Credit Strong earnings Continued favorable credit loss and lease performance Continued strong liquidity and funding flexibility Managed leverage is 13.0 to 1

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SAFE HARBOR Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Economic distress of suppliers that may require us to provide financial support or take other measures to ensure supplies of materials; Work stoppages at Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations, including rising steel prices; Change in interest rates; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Higher prices for or reduced availability of fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements or obligations under long-term supply arrangements pursuant to which we are obligated to purchase minimum quantities or a fixed percentage of output or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan.

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APPENDIX

TOTAL COMPANY 2005 FIRST QUARTER INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME Memo: Pre-Tax Profit (Mils.) First Quarter Earnings Per Share* Income from Continuing Operations Excluding Special Items $ 0.62 $1,260 $1,655 Special Items - Fuel Cell Technology Charges (0.02) (39) (39) - Beanstalk Charges (0.02) (38) (58) - Visteon Charges ** (6) (9) Total Special Items $(0.04) $ (83) $ (106) Income from Continuing Operations $ 0.58 $1,177 $1,549 Discontinued Operations 0.02 35 Net Income $ 0.60 $1,212 After-Tax Profit (Mils.) * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 2) for calculation ** Less than $0.01 Appendix 1 of 12

TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profits $1,212 $1,260 Impact on Income from assumed conversion of convertible preferred securities 53 53 Income for diluted EPS $1,265 $1,313 Denominator Average shares outstanding 1,830 1,830 Net issuable shares, primarily stock options 10 10 Convertible preferred securities 282 282 Average shares for diluted EPS 2,122 2,122 Diluted EPS $ 0.60 $0.62 Appendix 2 of 12 Cont. Ops. -- Excl. Special Items (Mils.) First Quarter 2005

TOTAL COMPANY 2004 - 2005 FIRST QUARTER PRE-TAX RESULTS* North America $1,963 $ 557 $ 0 $(106) $1,963 $ 663 South America 15 77 0 0 15 77 Total Americas $1,978 $ 634 $ 0 $(106) $1,978 $ 740 Europe $ (24) $ 59 $ (29)** $ 0 $ 5 $ 59 P.A.G. 33 (55) 0 0 33 (55) Total Europe / P.A.G. $ 9 $ 4 $ (29) $ 0 $ 38 $ 4 Asia Pacific and Africa $ 28 $ 43 $ 0 $ 0 $ 28 $ 43 Mazda & Assoc. Operations 54 54 0 0 54 54 Total AP and Africa / Mazda $ 82 $ 97 $ 0 $ 0 $ 82 $ 97 Other Automotive (249) (262) 17 *** 0 (266) (262) Total Automotive $1,820 $ 473 $ (12) $(106) $1,832 $ 579 Financial Services 1,043 1,076 0 0 1,043 1,076 Total Company $2,863 $1,549 $ (12) $(106) $2,875 $1,655 * From continuing operations ** Ford Europe Improvement Plan *** Related to prior divestiture of non-core business 2004 (Mils.) 2005 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2004 (Mils.) 2005 (Mils.) 2004 (Mils.) 2005 (Mils.) Appendix 3 of 12

TOTAL COMPANY 2005 SECOND QUARTER AND FULL YEAR GUIDANCE - SPECIAL ITEMS AND DISCONTINUED OPERATIONS Pre-Tax Profit (Mils.) Second Quarter Earnings Per Share* Special Items - P.A.G. Improvement Plan $(55) $ (36) $(0.02) $(110) $(72) $(0.03) - Fuel Cell Technology Charges (70) (70) (0.04) (109) (109) (0.05) - Non-Core Business Held for Sale 0 0 0 (58) (38) (0.02) - Visteon Charges (80) (52) (0.03) TBD TBD TBD - Salaried Reductions** (90) (59) (0.03) (90) (59) (0.03) Total Special Items $(295) $(217) $(0.12) $(367) $(278) $(0.13) Discontinued Operations 0 0 35 0.02 Effect of Special Items and $(217) $(0.12) $(243) $(0.11) Discontinued Operations After-Tax Profit (Mils.) * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 2) for calculation ** Relates to our Automotive North America business unit and Ford Credit Appendix 4 of 12 Pre-Tax Profit (Mils.) Full Year Earnings Per Share* After-Tax Profit (Mils.)

AUTOMOTIVE SECTOR 2005 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. (Mils.) 17.2 17.0 17.2 -- Europe (Mils.) 17.3 16.8 17.1 Operational Metrics Quality Improve in all regions Update in Second Quarter Market Share Improve in all regions Mixed Mixed Automotive Cost Performance (Bils.)* Hold costs flat $(0.3) On Track Capital Spending (Bils.) $7 billion or lower 1.4 On Track Operating- Related Cash Flow (Bils.)** $1.2 - $1.5 billion positive 0.8 $0.5 - $1.0 * At constant volume, mix, and exchange; excluding special items ** Calculated using method set forth on Appendix (page 6) Base First Quarter Full Year Outlook 2005 Milestone Appendix 5 of 12

AUTOMOTIVE SECTOR 2005 FIRST QUARTER CASH* First Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets March 31, 2005 $ 22.9 December 31, 2004 23.6 Change in Gross Cash $ (0.7) Operating-Related Cash Flows Automotive Pre-Tax Profits** $ 0.6 Capital Spending (1.4) Depreciation and Amortization 1.7 Changes in Receivables, Inventory, and Trade Payables 0.5 Other -- Primarily Expense and Payment Timing Differences (0.6) Total Auto. Op.-Related Cash Flows $ 0.8 Other Changes In Cash Pension Contributions $(1.4) Tax Refunds 0 Capital Transactions w / Financial Services Sector 0.4 Divestitures 0 Dividends to Shareholders (0.2) All Other -- Primarily Net Reduction in Automotive Debt (0.3) Total Change in Gross Cash $ (0.7) * See Appendix (pages 7 and 8) for reconciliation to GAAP ** Excluding special items; see items Appendix (pages 1 and 3) for reconciliation to GAAP Appendix 6 of 12

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $10.1 $ 9.5 $(0.6) $ 4.7 Marketable Securities 8.3 9.2 0.9 8.4 Loaned Securities 1.1 0.9 (0.2) 9.3 Total Cash / Market. Sec. $19.5 $19.6 $ 0.1 $22.4 Short-Term VEBA 4.1 3.3 (0.8) 4.1 Gross Cash $23.6 $22.9 $(0.7) $26.5 March 31, 2005 B / (W) Dec. 31, 2004 (Bils.) March 31, 2005 (Bils.) Dec. 31, 2004 (Bils.) Appendix 7 of 12 Memo: March 31, 2004 (Bils.)

AUTOMOTIVE SECTOR GAAP RECONCILIATION OF OPERATING-RELATED CASH FLOWS Cash Flows from Operating Activities before Securities Trading $ 2.4 $(0.2) Items Included in Operating-Related Cash Flows Capital Expenditures $(1.4) $(0.2) Net Transactions Between Automotive and Financial Services Sectors (0.7) (0.6) Exclusion of ST VEBA Cash Flows - Net (Drawdown) / Top-Up (0.8) (0.8) Other (0.1) 0 Total Reconciling Items $(3.0) $(1.6) Total Automotive Operating-Related Cash Flows $(0.6) $(1.8) Pension Contributions 1.4 0.2 Tax Refunds 0 0 Total Auto. Op.-Related Cash Flows $ 0.8 $(1.6) (Excl. Contrib. and Tax Refunds) * Net transactions with Automotive / Financial Services line from Sector Cash Flows statement First Qtr. (Bils.) 2005 B / (W) Than 2004 (Bils.) Appendix 8 of 12

FINANCIAL SERVICES SECTOR FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Credit's balance sheet plus charge-offs associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization - finance receivables (retail and wholesale) and investments in operating leases reported on Ford Credit's balance sheet include assets transferred in securitizations that do not qualify for accounting sale treatment. These assets have been legally transferred to Ford Credit sponsored special purpose entities and are available only to pay the obligations of the special purpose entities and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued by these special purpose entities to securitization investors which is payable out of collections on the assets supporting the securitizations and is not the legal obligation of Ford Credit or its other subsidiaries. Appendix 9 of 12

FINANCIAL SERVICES SECTOR FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = Average Receivables Loss-to-Receivables Ratio Appendix 10 of 12

FORD CREDIT PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2005 (Mils.) First Quarter 2004 (Mils.) Investment and Other Income Related to Off-Balance Sheet Securitizations Earnings Impact if Reported on Balance Sheet Net Gain on Sales of Receivables $ 34 $ 25 Servicing Fees 104 99 Income on Interest in Sold Wholesale Receivables and Retained Securities 136 116 Income from Residual Interest and Other 218 205 Total Investment and other Income Related to Receivables Sales $ 492 $ 445 Less: Whole-loan Income (24) (16) Total Income Related to Off-Balance Sheet Securitizations $ 468 $ 429 Retail Revenue $ 587 $ 400 Wholesale Revenue 267 301 Total Financing Revenue $ 854 $ 701 Borrowing Cost (252) (242) Net Financing Margin $ 602 $ 459 Net Credit Losses (89) (39) Income Before Income Taxes $ 513 $ 420 Recalendarization Impact of Off-Balance Sheet Securitizations $ (45) $ 9 Appendix 11 of 12

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $142.4 $132.7 Total Securitized Receivables Outstanding** 48.4 41.1 Retained Interest in Securitized Receivables*** (13.4) (8.3) Adjustments for Cash and Cash Equivalents (12.5) (13.1) Adjustments for SFAS 133 (5.2) (2.2) Adjusted Debt $159.7 $150.2 Total Stockholder's Equity (incl. minority interest) $12.3 $ 11.6 Adjustments for SFAS 133 0.2 (0.1) Adjusted Equity $12.5 $ 11.5 Managed Leverage to 1**** 12.8 13.0 Financial Statement Leverage = Total Debt / Equity 11.6 11.4 * Includes $10.2 billion and $14.2 billion in 2004 and 2005 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only, including securitized funding from discontinued operations *** Includes retained interest in securitized receivables from discontinued operations **** Adjusted Debt / Adjusted Equity March 31, 2005 (Bils.) Leverage Calculation Appendix 12 of 12 March 31, 2004 (Bils.)